Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

Name	Structure	Jurisdiction of Incorporation
Astro, Hobby, West Mt. Renal Care Limited Partnership	Limited Partnership	DE
Austin Dialysis Centers, L.P.	Limited Partnership	DE
Bay Area Dialysis Partnership	Partnership	FL
Beverly Hills Dialysis Partnership	Partnership	CA
Brighton Dialysis Center, LLC	Limited Liability Company	DE
Capital Dialysis Partnership	Partnership	CA
Carroll County Dialysis Facility, Inc.	Corporation	MD
Carroll County Dialysis Facility Limited Partnership	Limited Partnership	MD
Central Carolina Dialysis Centers, LLC	Limited Liability Company	DE
Central Georgia Dialysis, LLC	Limited Liability Company	DE
Central Iowa Dialysis Partners, LLC	Limited Liability Company	DE
Central Kentucky Dialysis Centers, LLC	Limited Liability Company	DE
Chicago Heights Dialysis, LLC	Limited Liability Company	DE
Continental Dialysis Center, Inc.	Corporation	VA
Continental Dialysis Center of Springfield-Fairfax, Inc.	Corporation	VA
Dallas-Fort Worth Nephrology, L.P	Limited Partnership	DE
DaVita Nephrology Medical Associates of California, Inc.	Corporation	CA
DaVita Nephrology Medical Associates of Illinois, P.C.	Corporation	IL
DaVita Nephrology Medical Associates of Washington, P.C.	Corporation	WA
DaVita—Riverside, LLC	Limited Liability Company	DE
DaVita—West, LLC	Limited Liability Company	DE
DaVita Tidewater, LLC	Limited Liability Company	DE
Dialysis Holdings, Inc.	Corporation	DE
Dialysis of Des Moines, LLC	Limited Liability Company	DE
Dialysis of North Atlanta, LLC	Limited Liability Company	DE
Dialysis of Northern Illinois, LLC	Limited Liability Company	DE
Dialysis Specialists of Dallas, Inc.	Corporation	TX
Downriver Centers, Inc.	Corporation	DE
Downtown Houston Dialysis Center, L.P.	Limited Partnership	DE
Durango Dialysis Center, LLC	Limited Liability Company	DE
DVA Healthcare Nephrology Partners, Inc.	Corporation	NV
DVA Healthcare of Maryland, Inc.	Corporation	MD
DVA Healthcare of Massachusetts, Inc.	Corporation	MA
DVA Healthcare Of New London, LLC	Limited Liability Company	TN
DVA Healthcare of Norwich, LLC	Limited Liability Company	TN
DVA Healthcare of Pennsylvania, Inc.	Corporation	PA
DVA Healthcare Of Tuscaloosa, LLC	Limited Liability Company	TN
DVA Healthcare Procurement Services, Inc.	Corporation	CA
DVA Healthcare Renal Care, Inc.	Corporation	NV
DVA Healthcare-Southwest Ohio, LLC	Limited Liability Company	TN
DVA Laboratory Services, Inc.	Corporation	FL
DVA Nephrology Partners, Inc.	Corporation	TN
DVA Nephrology Services, Inc.	Corporation	DE
DVA of New York, Inc.	Corporation	NY
DVA Renal Healthcare, Inc.	Corporation	TN
DVA Supply Corp.	Corporation	TN

Name	Structure	Jurisdiction of Incorporation
DVA/Washington University Healthcare of Greater St. Louis, LLC	Limited Liability Company	DE
East Dearborn Dialysis, LLC	Limited Liability Company	DE
East End Dialysis Center, Inc.	Corporation	VA
East Ft. Lauderdale, LLC	Limited Liability Company	DE
East Houston Kidney Center, L.P.	Limited Partnership	DE
Eastmont Dialysis Partnership	Partnership	CA
Elberton Dialysis Facility, Inc.	Corporation	GA
Elk Grove Dialysis Center, LLC	Limited Liability Company	DE
Empire State DC, Inc.	Corporation	NY
Flamingo Park Kidney Center, Inc.	Corporation	FL
Fullerton Dialysis Center, LLC	Limited Liability Company	DE
Freehold Artificial Kidney Center, LLC	Limited Liability Company	NJ
Greater Los Angeles Dialysis Centers, LLC	Limited Liability Company	DE
Greenwood Dialysis, LLC	Limited Liability Company	DE
Guam Renal Care Partnership	Partnership	GU
Houston Acute Dialysis, L.P.	Limited Partnership	DE
Houston Kidney Center/Total Renal Care Integrated Service Network Limited	Limited Partnership	DE
Huntington Artificial Kidney Center, LLC	Limited Liability Company	NY
Kidney Care Services, LLC	Limited Liability Company	DE
Kidney Care Rx, Inc.	Corporation	DE
Kidney Centers of Michigan, L.L.C.	Limited Liability Company	DE
Knickerbocker RC, Inc.	Corporation	NY
Lawrenceburg Dialysis, LLC	Limited Liability Company	DE
Liberty RC, Inc.	Corporation	NY
Lincoln Park Dialysis Services, Inc.	Corporation	IL
Long Beach Dialysis Center, LLC	Limited Liability Company	DE
Los Angeles Dialysis Center	Partnership	CA
Louisville Dialysis Centers, LLC	Limited Liability Company	DE
Marysville Dialysis Center, LLC	Limited Liability Company	DE
Mason-Dixon Dialysis Facilities, Inc.	Corporation	MD
Memorial Dialysis Center, L.P.	Limited Partnership	DE
Mid-City New Orleans Dialysis Partnership, LLC	Limited Liability Company	DE
Middlesex Dialysis Center, LLC	Limited Liability Company	DE
Moncrief Dialysis Center/Total Renal Care Limited Partnership	Limited Partnership	DE
Muskogee Dialysis, LLC	Limited Liability Company	DE
Nephrology Medical Associates of California, Inc.	Professional Corporation	CA
Nephrology Medical Associates of Georgia, LLC	Limited Liability Company	GA
New Orleans East Dialysis Center, LLC	Limited Liability Company	DE
Neptune Artificial Kidney Center, LLC	Limited Liability Company	NJ
North Atlanta Dialysis Center, LLC	Limited Liability Company	DE
Open Access Sonography, Inc.	Corporation	FL
Orange Dialysis, LLC	Limited Liability Company	CA
Pacific Dialysis Partnership	Partnership	GU
Pacific Coast Dialysis Center	Partnership	CA
PDI Holdings, Inc.	Corporation	DE
PDI Supply, Inc.	Corporation	DE

Name	Structure	Jurisdiction of Incorporation
Peninsula Dialysis Center, Inc.	Corporation	VA
Physicians Choice Dialysis of Alabama, LLC	Limited Liability Company	DE
Physicians Choice Dialysis, LLC	Limited Liability Company	DE
Physicians Dialysis Acquisitions, Inc.	Corporation	DE
Physicians Dialysis of Houston, LLP	Limited Liability Partnership	DE
Physicians Dialysis of Lancaster, LLC	Limited Liability Company	PA
Physicians Dialysis of Newark, LLC	Limited Liability Company	NJ
Physicians Dialysis Ventures, Inc.	Corporation	DE
Physicians Dialysis, Inc.	Corporation	DE
Physicians Management, LLC	Limited Liability Company	DE
Renal Life Link, Inc.	Corporation	DE
Renal Treatment Centers—California, Inc.	Corporation	DE
Renal Treatment Centers - Hawaii, Inc.	Corporation	DE
Renal Treatment Centers—Illinois, Inc.	Corporation	DE
Renal Treatment Centers, Inc.	Corporation	DE
Renal Treatment Centers—Mid-Atlantic, Inc.	Corporation	DE
Renal Treatment Centers—Northeast, Inc.	Corporation	DE
Renal Treatment Centers—Southeast, LP	Limited Partnership	DE
Renal Treatment Centers—West, Inc.	Corporation	DE
RMS DM, LLC	Limited Liability Company	DE
RMS Lifeline, Inc.	Corporation	DE
Rochester Dialysis Center, LLC	Limited Liability Company	DE
Rocky Mountain Dialysis Services, LLC	Limited Liability Company	DE
RTC Holdings, Inc.	Corporation	DE
RTC-Texas Acquisition, Inc.	Corporation	TX
RTC TN, Inc.	Corporation	DE
SAKDC-DaVita Dialysis Partners, L.P.	Limited Partnership	DE
San Gabriel Valley Partnership	Partnership	CA
Seneca Dialysis, LLC	Limited Liability Company	DE
Shining Star Dialysis, Inc.	Corporation	NJ
Sierra Rose Dialysis Center, LLC	Limited Liability Company	DE
Soledad Dialysis Center, LLC	Limited Liability Company	DE
Southcrest Dialysis, LLC	Limited Liability Company	DE
South Shore Dialysis Center. L.P	Limited Partnership	DE
Southern Hills Dialysis Center, LLC	Limited Liability Company	DE
Southwest Atlanta Dialysis Centers, LLC	Limited Liability Company	DE
Southeast Florida Dialysis, LLC	Limited Liability Company	DE
Summit Dialysis Center, L.P.	Limited Partnership	DE
Sun City Dialysis Center, L.L.C.	Limited Liability Company	DE
Total Acute Kidney Care, Inc.	Corporation	FL
Total Nephrology Care Network Medical Associates, P.C.	Professional Corporation	IL
Total Renal Care/Eaton Canyon Dialysis Center Partnership	Partnership	CA
Total Renal Care, Inc.	Corporation	CA
Total Renal Care of Colorado, Inc.	Corporation	CO
Total Renal Care North Carolina, LLC	Limited Liability Company	DE
Total Renal Care of Utah, L.L.C.	Limited Liability Company	DE
Total Renal Care/Peralta Renal Center Partnership	Partnership	CA
Total Renal Care/Piedmont Dialysis Center Partnership	Partnership	CA
Total Renal Care Texas Limited Partnership	Limited Partnership	DE

Name	Structure	Jurisdiction of Incorporation
Total Renal Laboratories, Inc.	Corporation	FL
Total Renal Research, Inc.	Corporation	DE
Total Renal Support Services of North Carolina, LLC	Limited Liability Company	DE
Transmountain Dialysis, L.P.	Limited Partnership	DE
TRC-Dyker Heights, L.P.	Limited Partnership	NY
TRC El Paso Limited Partnership	Limited Partnership	DE
TRC—Four Corners Dialysis Clinics, L.L.C.	Limited Liability Company	NM
TRC—Georgetown Regional Dialysis LLC	Limited Liability Company	DC
TRC—Indiana LLC	Limited Liability Company	IN
TRC—Petersburg, LLC	Limited Liability Company	DE
TRC of New York, Inc.	Corporation	NY
TRC West, Inc.	Corporation	DE
Tri-City Dialysis Center, Inc.	Corporation	VA
Tulsa Dialysis, LLC	Limited Liability Company	DE
Tustin Dialysis Center, LLC	Limited Liability Company	DE
USC-DaVita Dialysis Center, LLC	Limited Liability Company	DE
UT Southwestern DVA Healthcare, LLP	Limited Liability Partnership	TX
Weston Dialysis Center, LLC	Limited Liability Company	DE
Willowbrook Dialysis Center, L.P.	Limited Partnership	DE